LETTER TO THE SHAREHOLDERS OF THE JPM PIERPONT U.S. EQUITY FUND

June 27, 1997

Dear Shareholder:

We are pleased to report that, as the bulls in the U.S. market for large cap stocks continued their unprecedented eight-year run, The JPM Pierpont U.S. Equity Fund provided an impressive 24.96% return for the fiscal year ended
May 31, 1997. This result outdistanced the 22.84% return posted over the the same period by Fund competitors included in the Lipper Growth and Income Average. The Fund did, however, trail the 29.41% return of its benchmark, the S&P 500 Index. We believe this relative underperformance is largely attributable to the fact that the Fund's investment strategy was not rewarded by the market's focus throughout much of the year. The Fund diversifies its portfolio among large cap stocks that have been identified as undervalued by Morgan research. The market, meanwhile, centered its enthusiasm on a small number of very large stocks with stable earnings growth that we viewed as overvalued. When these "defensive growth" stocks moved the Index forward, their absence from the Fund's portfolio hurt relative short-term returns. We also feel it is important to note that the Fund's benchmark is an unmanaged index whose performance does not include fees or operating expenses and which is not available to individual and/or institutional investors.

An actively managed approach to U.S. large cap stocks has enabled the Fund to provide shareholders with an average annual total return of 14.47% over the last 10 years. This is considerably in excess of the 12.63% 10-year average annual total return provided by the Lipper Growth and Income Average.

The Fund's net asset value increased from $22.15 per share to $24.63 at the end of the period, after making distributions during the year of $1.43 from long-term capital gains, $0.70 from short-term capital gains, and $0.36 from ordinary income. In addition, the Fund's net assets advanced from $330.0 million on May 31, 1996 to $362.6 million at the end of the period under review. The net assets of The U.S. Equity Portfolio, in which the Fund invests, totaled approximately $859.3 million at May 31, 1997.

The report that follows includes an interview with William B. Petersen, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS......... 1    FUND FACTS AND HIGHLIGHTS.......... 7
FUND PERFORMANCE................... 3    SPECIAL FUND-BASED SERVICES........ 8
PORTFOLIO MANAGER Q&A.............. 4    FINANCIAL STATEMENTS...............10

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding global markets with you going forward. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.


Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to evaluate a mutual fund's historical performance is to look at the growth of a hypothetical investment of $100,000. The chart at right shows the minimum invested in the Fund on May 31, 1987 would have grown to $386,425 at May 31, 1997.

  Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years. Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $100,000 OVER 10 YEARS
MAY 31, 1987 -- MAY 31, 199

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          The JPM Pierpont               Lipper Growth and
          U.S. Equity Fund    S&P 500      Income Average
          ----------------    -------    -----------------
May-87         100.00          100.00         100.00
May-88          91.92           93.49          95.46
May-89         115.00          118.54         117.40
May-90         136.59          138.24         129.91
May-91         156.81          154.54         143.90
May-92         179.70          169.76         159.81
May-93         197.72          189.47         179.15
May-94         214.61          197.54         188.53
May-95         247.03          237.42         216.28
May-96         309.24          304.94         272.10
May-97         386.43          394.64         333.90

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.


PERFORMANCE

                                         TOTAL RETURNS      AVERAGE ANNUAL TOTAL RETURNS
                                         ----------------   -------------------------------
                                         THREE     SIX      ONE     THREE    FIVE    TEN
AS OF MAY 31, 1997                       MONTHS    MONTHS   YEAR    YEARS    YEARS   YEARS
---------------------------------------------------------   -------------------------------
The JPM Pierpont U.S. Equity Fund        7.41%     12.11%   24.96%  21.66%   16.55%  14.47%
S&P 500                                  7.80%     13.15%   29.41%  25.94%   18.38%  14.71%
Lipper Growth and Income Average         6.13%     10.15%   22.84%  20.97%   15.88%  12.63%

AS OF MARCH 31, 1997
---------------------------------------------------------   -------------------------------
The JPM Pierpont U.S. Equity Fund        2.55%     10.99%   16.32%  18.67%   14.61%  13.20%
S&P 500                                  2.68%     11.24%   19.82%  22.30%   16.42%  13.37%
Lipper Growth and Income Average         1.13%      8.70%   15.53%  17.85%   14.16%  11.50%

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ASSUME THE REINVESTMENT OF DISTRIBUTIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA. ALTHOUGH BENCHMARK RETURNS ARE GATHERED FROM RELIABLE SOURCES, DATA ACCURACY AND COMPLETENESS CANNOT BE GUARANTEED. THE JPM PIERPONT U.S. EQUITY FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE U.S. EQUITY PORTFOLIO, A SEPARATELY REGISTERED INVESTMENT COMPANY WHICH IS NOT AVAILABLE TO THE PUBLIC BUT ONLY TO OTHER COLLECTIVE INVESTMENT VEHICLES SUCH AS THE FUND.

Portfolio manager Q&A

[Photo]

Following is an interview with WILLIAM B. PETERSEN, a member of the portfolio management team for The U.S. Equity Portfolio in which the Fund invests. Bill originally joined Morgan in 1972 as a research analyst and became a member of the firm's portfolio management team in 1977. This interview was conducted June 25, 1997 and reflects Bill's views on that date.

THE S&P 500 ROSE TO ALL-TIME HIGHS DURING THE PORTFOLIO'S 1997 FISCAL YEAR. GIVEN THE MARKET'S RECOVERY FROM ITS LATE-WINTER SLOWDOWN, WOULD YOU SAY THAT THE FEDERAL RESERVE'S CAUTIOUS TIGHTENING HAS HELPED BRING ABOUT ANOTHER "SOFT LANDING" FOR THE ECONOMY?

WBP: The evidence would certainly point that way for the short term. The economy has settled down to what appears to be a relatively sustainable rate of growth, and the market certainly agrees with it. Both the stock market and the bond market have rallied quite a bit on this perception. We continue to be concerned by the fact that the U.S. unemployment rate is under 5% while labor costs are beginning to rise. Low unemployment means higher labor costs cannot be arrested unless the economy slows to a below-trend rate of growth. At the current rate of growth, we still see cyclical pressures growing in the economy, which makes us concerned the Federal Reserve may have to tighten monetary policy by raising short-term interest rates.

A second, perhaps slightly overlooked, cause for concern is that the relative weakness of global economies has underpinned the rosy U.S. inflation scenario. If the economies of Europe and Japan begin to grow -- and there are signs they are doing just that -- inflationary pressures in this country could become evident sooner, rather than later. This could also mean an outflow of assets from U.S. stocks to international markets.

OUR REFUSAL TO HAVE THE PORTFOLIO TAKE LARGE SECTOR BETS RELATIVE TO THE INDEX HELPED IT OUTPERFORM COMPETITORS INCLUDED IN THE LIPPER GROWTH AND INCOME AVERAGE FOR THE TWELVE MONTHS UNDER REVIEW. DOES THE MARKET'S RECENT MOVE AWAY FROM BUYING THAT WAS FOCUSED ON "NIFTY FIFTY" DEFENSIVE GROWTH STOCKS LEAD YOU TO BELIEVE THAT RELATIVE OUTPERFORMANCE MIGHT BE EXTENDED?

WBP: Market leadership tends to narrow when the profit cycle peaks and begins to slow. Profits are still growing, but the rate of growth is slower than it used to be. That's part of the reason why performance leadership had narrowed to the market's largest-capitalized stocks -- the so-called "Nifty Fifty." As confidence has increased that the economic cycle is likely to be extended, lessening the need for the Federal Reserve to tighten, the market has been more willing to look beyond stocks with stable earnings growth. That, in turn, has helped performance in the Portfolio's value-driven stock selection. Should this environment persist, we expect that it will continue to enhance overall returns.

I think it's important to remember that while the Portfolio is primarily focused on large cap stocks, it also has a somewhat smaller market capitalization than the market as a whole. The management team pursues this strategy because we believe that we can find value in some of the large cap market's smaller names.

These companies may be small relative to a Coca-Cola or a Microsoft, but they still bring hefty capitalizations of at least $1 billion to the table [average capitalization within the Index is $50 billion]. The 50 largest S&P 500 stocks advanced 35.76% for the period under review, roughly 57% of the Index's total return. We now regard the Index's 50 largest stocks as overvalued and believe their relative outperformance is unsustainable. Should the present market environment continue, we believe investors will increase their search for value, which would be good news for us, rather than buy just the "big names" to remain in the market.

ONLY A SMALL PERCENTAGE OF ACTIVELY MANAGED LARGE CAP FUNDS OUTPERFORMED THE S&P 500 FOR THE PERIOD UNDER REVIEW. THAT BEING THE CASE, WHAT ADVANTAGES DO YOU BELIEVE YOUR MANAGED APPROACH CAN POTENTIALLY DELIVER AS THE MARKET CONTINUES TO EVOLVE?

WBP: Index funds have outperformed active management because the recent market advance has been dominated by a small number of large stocks -- the Coca-Colas and Microsofts of the world -- that we think most investors would agree are fairly expensive. We believe index fund buyers should realize they are putting a lot of their money into 10 or 15 stocks -- something they might not do if they were investing individually. They should also remember that index funds don't always go up -- recent history notwithstanding. When stock prices decline, index fund investors can expect to bear the full brunt of that market downturn. We understand that great companies are not always great investments. That's why the portfolio management team is constantly searching for value across market sectors, rather than focusing on a favored few. Our objective, as always, is to achieve superior long-term returns as well as dampen investment risk.

WHICH OF YOUR TEAM'S STOCK SELECTIONS WERE ESPECIALLY HELPFUL IN ADDING VALUE FOR THE PERIOD?

WBP: Two stocks have been particularly beneficial to overall returns and have the added benefit of illustrating the two sides of our investment process.

The first of these was UNITED HEALTHCARE CORP., a large HMO in the health services sector, which was bought early in the Portfolio's 1997 fiscal year. The stock looked attractive at first, but we hadn't taken a position in it because there were signs of earnings disappointments in the industry. Like its competitors, United Healthcare had a disappointing second quarter during calendar year 1996, dropping from the high $50s to the mid $30s. At that point, however, it looked extraordinarily attractive in our valuation methodology. Since we had a lot of confidence in the company's prospects for long-term growth, we took advantage of short-term market pressures and purchased a substantial position in the stock at what turned out to be bargain prices.

Holding WARNER-LAMBERT CO., a pharmaceuticals company, has also proved extremely beneficial to overall returns. But we didn't buy
"disappointment," so to speak, in this stock, as we did with United Healthcare. Instead, we anticipated the flow of new drugs that the company would eventually produce well before the market did. So, just as the market often overreacts to short-term negative disappointments, it's often slow to react positively to developing good news. Through our frequent visits with management, we garnered a lot of confidence that the old Warner-Lambert had changed and that the company had a new product pipeline. The products, frankly, have been more successful than we ever could have imagined. This is particularly true of Rezulin, a diabetes drug that the company introduced in January.

DID THE PORTFOLIO'S MINOR DEVIATIONS FROM S&P 500 SECTOR WEIGHTINGS ADD VALUE?

WBP: Performance attribution for the last twelve months shows that, unlike other periods, excess return in the Portfolio did not come from industry overweightings or underweightings. We have recently tried to keep the Portfolio even closer than normal to sector weightings found in the S&P 500. This is because crosscurrents in the economy make guessing which sectors are going to do well more difficult than usual.

WHERE DID THE PORTFOLIO LAG?

WBP: Technology was far and away our most difficult sector for the 1997 fiscal year. Most of the Portfolio's relative underperformance in technology has come from not owning Microsoft, which has always looked very expensive to us, and owning less INTEL (semiconductors), given our somewhat cautious approach to a stock that had done well. Even though it looked moderately attractive, the Portfolio was underweighted in the stock. Those two stocks accounted for more than half the Portfolio's underperformance in this sector. Technology stocks in the Index rose 45%, while the market as a whole was up 29%. The sector was very good, but surprisingly few technology stocks outperformed and many lost money during the period.

A KEY SUPPORT FOR THE EXTENDED BULL MARKET HAS BEEN THE NEAR-UNINTERRUPTED INFLOW OF NEW ASSETS INTO STOCK MUTUAL FUNDS. WILL THE INCREASED
PARTICIPATION IN U.S. STOCKS BY OVERSEAS INVESTORS ADDITIONALLY BOOST PRICES?

WBP: There's no question that the basic liquidity backdrop of funds flows -- whether it be domestic mutual funds, 401(k) investors, or international investors -- is helping to support this market. Nevertheless, fund flows can't do it alone, and we'd expect the market to go down if economic fundamentals deteriorate.

HOW HIGH DO WE CURRENTLY EXPECT THIS SEEMINGLY UNSTOPPABLE MARKET TO GO?

WBP: We believe we're at extreme levels now -- even for a low inflationary environment -- in terms of price-to-earnings ratios and dividend yields. That doesn't mean the market has to go down. Valuation is not a market timing tool. But we are at an extreme, and it's difficult to see valuations going much higher. At best, we see the market giving you an earnings growth in the 5% to 6% range going forward, although other market factors may reduce this somewhat. That's a very good return -- even if it does follow the spectacular double-digit returns posted in 1995 and 1996, and the close to 20% market advance seen so far this year -- and it's just one of the reasons why Morgan recommends maintaining portfolio exposure to this key market.

WHAT DO YOU THINK COULD CAUSE AN EVENTUAL CORRECTION?

WBP: The market is clearly vulnerable to "surprises" that cannot be forecast. On a fundamental basis, however, we do think cyclical pressures are building in the U.S. economy. If these continue or become exacerbated by higher economic growth rates overseas and/or higher inflation at home, the Federal Reserve will undoubtedly raise interest rates. And if the market begins to sense there's an economic downturn coming, something that hasn't happened for a very long time, it will almost certainly work as a catalyst for correction.

FUND FACTS

INVESTMENT OBJECTIVE
The JPM Pierpont U.S. Equity Fund seeks to provide a high total return from a portfolio of selected equity securities. It is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.

COMMENCEMENT OF OPERATIONS
6/27/85

NET ASSETS AS OF 5/31/97
$362,602,856

CAPITAL GAIN PAYABLE DATES
8/15/97 AND 12/24/97

EXPENSE RATIO
The Fund's current annualized expense ratio of 0.80% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.


FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer goods      24.1%
Technology          15.0%
Finance             13.4%
Health care         11.1%
Energy               9.1%
Industrial           8.9%
Utilities            7.5%
Basic industries     6.8%
Short-term holdings  2.2%
Transportation       1.9%


LARGEST EQUITY HOLDINGS                 % OF TOTAL INVESTMENTS
--------------------------------------------------------------
TELE-COMMUNICATIONS TCI, SERIES A                2.9%
  (BROADCASTING & PUBLISHING
RALSTON PURINA CO.                               2.8%
  (FOOD, BEVERAGES & TOBACCO)
PROCTER & GAMBLE CO.                              2.8%
  (HOUSEHOLD PRODUCTS)
WARNER-LAMBERT CO.                               2.3%
  (PHARMACEUTICALS)
EXXON CORP.                                      2.3%
  (OIL PRODUCTION)
TIME WARNER, INC.                                2.2%
  (ENTERTAINMENT, LEISURE & MEDIA)
COOPER INDUSTRIES, INC.                          2.2%
  (DIVERSIFIED MANUFACTURING)
UNITED HEALTHCARE CORP.                          2.1%
  (HEALTH SERVICES)
ALLEGHENY TELEDYNE, INC.                         2.1%
  (METALS & MINING)
PROVIDIAN CORP.                                  2.1%
  (INSURANCE)

SPECIAL FUND-BASED SERVICES

PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

- create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

- make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

- make investments through The JPM Pierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPM Pierpont Funds.


IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The
JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.

KEOGH
Keogh plans provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR OF THE JPM PIERPONT U.S. EQUITY FUND (THE "FUND"). SIGNATURE BROKER-DEALER SERVICES, INC. SERVED AS THE FUND'S DISTRIBUTOR PRIOR TO AUGUST 1, 1996.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees and assume reinvestment of income. The Fund invests all of its investable assets in The U.S. Equity Portfolio, a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund. References to specific securities and their issuers are for illlustrative purposes only and should not be interpreted as recommendations to purchase or sell such securities. Opinions expressed herein are on current market conditions and are subject to change without notice.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

THE JPM PIERPONT U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Equity Portfolio
  ("Portfolio"), at value                          $362,601,156
Receivable for Shares of Beneficial Interest Sold       390,477
Prepaid Trustees' Fees                                    1,743
Prepaid Expenses and Other Assets                        36,306
                                                   ------------
    Total Assets                                    363,029,682
                                                   ------------

LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              288,187
Shareholder Servicing Fee Payable                        75,321
Administrative Services Fee Payable                       9,416
Administration Fee Payable                                2,206
Fund Services Fee Payable                                   700
Accrued Expenses                                         50,996
                                                   ------------
    Total Liabilities                                   426,826
                                                   ------------
NET ASSETS
Applicable to 14,721,929 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $362,602,856
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $24.63
                                                          -----
                                                          -----

ANALYSIS OF NET ASSETS
Paid-in Capital                                    $252,840,828
Undistributed Net Investment Income                   1,268,990
Accumulated Net Realized Gain on Investment          37,796,022
Net Unrealized Appreciation of Investment            70,697,016
                                                   ------------
    Net Assets                                     $362,602,856
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT U.S. EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $64,581)                                 $ 5,857,109
Allocated Interest Income                                         663,250
Allocated Portfolio Expenses                                   (1,587,997)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                 4,932,362

FUND EXPENSES
Shareholder Servicing Fee                          $843,099
Administrative Services Fee                         102,534
Transfer Agent Fees                                  57,779
Printing Expenses                                    30,891
Registration Fees                                    24,470
Professional Fees                                    20,001
Administration Fee                                   16,587
Fund Services Fee                                    11,747
Trustees' Fees and Expenses                           5,334
Insurance Expense                                     2,230
Miscellaneous                                         5,366
                                                   --------
    Total Fund Expenses                                         1,120,038
                                                              -----------
NET INVESTMENT INCOME                                           3,812,324

NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                    50,364,233

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                          22,399,004
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $76,575,561
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          FOR THE FISCAL
                                                        YEAR ENDED MAY 31,
                                                   ----------------------------
                                                       1997            1996
                                                   -------------   ------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $   3,812,324   $  5,549,516
Net Realized Gain on Investment Allocated from
  Portfolio                                           50,364,233     33,751,745
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                 22,399,004     27,600,018
                                                   -------------   ------------
    Net Increase in Net Assets Resulting from
      Operations                                      76,575,561     66,901,279
                                                   -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (5,464,295)    (4,147,758)
Net Realized Gain                                    (31,902,751)   (22,306,715)
                                                   -------------   ------------
    Total Distributions to Shareholders              (37,367,046)   (26,454,473)
                                                   -------------   ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      59,295,449     65,395,622
Reinvestment of Dividends and Distributions           34,833,436     24,774,964
Cost of Shares of Beneficial Interest Redeemed      (100,748,222)   (59,941,484)
                                                   -------------   ------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial
      Interest                                        (6,619,337)    30,229,102
                                                   -------------   ------------
    Total Increase in Net Assets                      32,589,178     70,675,908

NET ASSETS
Beginning of Fiscal Year                             330,013,678    259,337,770
                                                   -------------   ------------
End of Fiscal Year (including undistributed net
  investment income of $1,268,990 and $2,920,961,
  respectively)                                    $ 362,602,856   $330,013,678
                                                   -------------   ------------
                                                   -------------   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                             FOR THE FISCAL YEAR ENDED MAY 31,
                                                   ------------------------------------------------------
                                                     1997       1996       1995       1994         1993
                                                   --------   --------   --------   --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                 $  22.15   $  19.42   $  19.38   $  19.30     $  19.02
                                                   --------   --------   --------   --------     --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.25       0.38       0.32       0.27         0.38
Net Realized and Unrealized Gain on Investment         4.72       4.23       2.17       1.32         1.35
                                                   --------   --------   --------   --------     --------
Total from Investment Operations                       4.97       4.61       2.49       1.59         1.73
                                                   --------   --------   --------   --------     --------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.36)     (0.29)     (0.28)     (0.29)       (0.36)
Net Realized Gain                                     (2.13)     (1.59)     (2.17)     (1.22)       (1.09)
                                                   --------   --------   --------   --------     --------
Total Distributions to Shareholders                   (2.49)     (1.88)     (2.45)     (1.51)       (1.45)
                                                   --------   --------   --------   --------     --------

NET ASSET VALUE, END OF YEAR                       $  24.63   $  22.15   $  19.42   $  19.38     $  19.30
                                                   --------   --------   --------   --------     --------
                                                   --------   --------   --------   --------     --------
Total Return                                          25.00%     25.18%     15.11%      8.54%       10.02%
                                                   --------   --------   --------   --------     --------
                                                   --------   --------   --------   --------     --------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)             $362,603   $330,014   $259,338   $231,306     $202,474
Ratios to Average Net Assets
  Expenses                                             0.80%      0.81%      0.90%      0.90%        0.90%
  Net Investment Income                                1.13%      1.87%      1.74%      1.43%        2.20%
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                --         --       0.01%      0.03%        0.08%
Portfolio Turnover                                       --         --         --      10.00%(a)    60.00%

------------------------
(a)1994 Portfolio Turnover reflects the period from June 1, 1993 to July 18, 1993. After July 18, 1993, all of the Fund's investable assets were invested in The U.S. Equity Portfolio.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Pierpont U.S. Equity Fund (the "Fund") is a separate series of The JPM Pierpont Funds, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund, prior to its tax-free reorganization on July 18, 1993 to a series of the Trust, operated as a stand-alone mutual fund. Costs related to the reorganization were borne by Morgan Guaranty Trust Company of New York ("Morgan"). This report includes a period which preceded the Fund's reorganization and reflects the operations of the predecessor entity. Prior to May 12, 1997, the Fund's name was The JPM Pierpont Equity Fund, and prior to October 10, 1996, the Trust's and the Fund's names were The Pierpont Funds and The Pierpont Equity Fund respectively.

The Fund invests all of its investable assets in The U.S. Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. Prior to May 12, 1997, the Portfolio's name was The Selected U.S. Equity Portfolio. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (42% at May 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements prepared in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)Substantially all the Fund's net investment income is declared and paid as dividends semi-annually. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

    d)The Fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

    e)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

THE JPM PIERPONT U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

    f)The Fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of May 31, 1997, was to increase the accumulated net realized gain on investment by $40,210 and decrease paid-in capital by $40,210. The adjustments are primarily attributable to tax treatment of partnership allocations of capital gains and losses. Net investment income, net realized gain and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust had retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as administrator and distributor. Under an Administration Agreement, Signature provided administrative services necessary for the operations of the Fund, furnished office space and facilities required for conducting the business of the Fund and paid the compensation of the Trust's officers affiliated with Signature. The agreement provided for a fee to be paid to Signature equal to the Fund's proportionate share of a complex-wide fee based on the following annual schedule: 0.03% on the first $7 billion of the aggregate average daily net assets of the Portfolio and the other portfolios (the "Master Portfolios") in which series of the Trust, The JPM Institutional Funds or The JPM Advisor Funds invest and 0.01% on the aggregate average daily net assets of the Master Portfolios in excess of $7 billion. The portion of this charge paid by the Fund was determined by the proportionate share its net assets bore to the total net assets of the Trust, The JPM Institutional Funds, The JPM Advisor Funds and the Master Portfolios. For the period from June 1, 1996 through July 31, 1996, Signature's fee for these services amounted to $6,776. The Administration Agreement with Signature was terminated July 31, 1996.

      Effective August 1, 1996, certain administrative functions formerly provided by Signature are provided by Funds Distributor, Inc. ("FDI"), a registered broker-dealer, and by Morgan. FDI also serves as the Fund's distributor. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust, The JPM Institutional Funds, The JPM Advisor Funds, the Master Portfolios, JPM Series Trust and JPM Series Trust II. For the period from August 1, 1996 to May 31, 1997, the fee for these services amounted to $9,811.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were liquidated. Subsequent to that date, the net assets of The JPM Advisor Funds were no longer included in the calculation of the allocation of FDI's fees.

    b)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. Until July 31, 1996, this charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule:
      0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion.

THE JPM PIERPONT U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------
      The portion of this charge paid by the Fund was determined by the proportionate share that its net assets bore to the net assets of the Trust, the Master Portfolios and other investors in the Master Portfolios for which Morgan provided similar services. For the period from June 1, 1996 to July 31, 1996, the fee for these services amounted to $13,061.

      Effective August 1, 1996, the Services Agreement was amended such that the annual complex-wide charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, The JPM Institutional Funds, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the period from August 1, 1996 to May 31, 1997, the fee for these services amounted to $89,473.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund. For the fiscal year ended May 31, 1997, the fee for these services amounted to $843,099.

      Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $11,747 for the fiscal year ended May 31, 1997.

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,400.

THE JPM PIERPONT U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                     MAY 31, 1997      MAY 31, 1996
                                                    ---------------   ---------------
Shares of beneficial interest sold................       2,669,035         3,196,800
Reinvestment of dividends and distributions.......       1,683,473         1,254,715
Shares of beneficial interest redeemed............      (4,528,123)       (2,905,230)
                                                    ---------------   ---------------
Net Increase (Decrease)...........................        (175,615)        1,546,285
                                                    ---------------   ---------------
                                                    ---------------   ---------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Pierpont U.S. Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Pierpont U.S. Equity Fund (one of the series constituting part of The JPM Pierpont Funds, hereafter referred to as the "Fund") at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. The financial highlights for the period ended May 31, 1993 was audited by other independent accountants whose report dated June 24, 1993 expressed an unqualified opinion thereon.

PRICE WATERHOUSE LLP
New York, New York
July 21, 1997

The U.S. Equity Portfolio

Annual Report May 31, 1997

(The following pages should be read in conjunction with The JPM Pierpont U.S. Equity Fund
Annual Financial Statements)

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
COMMON STOCKS (97.0%)
BASIC INDUSTRIES (6.9%)
CHEMICALS (2.8%)
E.I. Du Pont De Nemours & Co.....................       145,000   $  15,786,875
Union Carbide Corp...............................       178,900       8,363,575
                                                                  -------------
                                                                     24,150,450
                                                                  -------------
FOREST PRODUCTS & PAPER (1.0%)
Temple-Inland, Inc...............................       140,300       8,488,150
                                                                  -------------

METALS & MINING (3.1%)
Allegheny Teledyne, Inc..........................       711,672      18,325,554
Aluminum Company of America......................       107,700       7,929,412
                                                                  -------------
                                                                     26,254,966
                                                                  -------------
  TOTAL BASIC INDUSTRIES.........................                    58,893,566
                                                                  -------------
CONSUMER GOODS & SERVICES (24.0%)
AUTOMOTIVE (1.2%)
Circuit City Stores, Inc. - CarMax Group+........       197,600       2,865,200
General Motors Corp..............................       131,600       7,534,100
                                                                  -------------
                                                                     10,399,300
                                                                  -------------
BROADCASTING & PUBLISHING (3.3%)
TCI Satellite Entertainment, Inc. - Class A+.....       360,300       3,445,369
Tele-Communications TCI, Series A+...............     1,642,700      24,948,506
                                                                  -------------
                                                                     28,393,875
                                                                  -------------

ENTERTAINMENT, LEISURE & MEDIA (4.5%)
Circus Circus Enterprises, Inc.+.................       429,700      11,172,200
International Game Technology....................       520,800       9,244,200
Time Warner Inc..................................       399,400      18,572,100
                                                                  -------------
                                                                     38,988,500
                                                                  -------------
FOOD, BEVERAGES & TOBACCO (7.6%)
General Mills, Inc...............................       240,000      15,180,000
Philip Morris Companies, Inc.....................       320,400      14,097,600
Ralston Purina Co................................       280,600      23,921,150
Unilever NV (ADR)................................        61,200      11,857,500
                                                                  -------------
                                                                     65,056,250
                                                                  -------------
HOUSEHOLD PRODUCTS (2.7%)
Procter & Gamble Co..............................       171,630      23,663,486
                                                                  -------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

RETAIL (4.7%)
Circuit City Stores, Inc.........................       249,600   $   9,859,200
General Nutrition Companies, Inc.+...............       231,300       5,348,812
Toys 'R' Us, Inc.+...............................       525,300      16,349,962
Wal-Mart Stores, Inc.............................       303,700       9,035,075
                                                                  -------------
                                                                     40,593,049
                                                                  -------------
  TOTAL CONSUMER GOODS & SERVICES................                   207,094,460
                                                                  -------------
ENERGY (9.1%)
GAS EXPLORATION (0.8%)
Enron Corp.......................................       167,600       6,829,700
                                                                  -------------

OIL-PRODUCTION (8.3%)
Anadarko Petroleum Corp..........................       135,600       8,542,800
Ashland Inc......................................       171,200       8,196,200
British Petroleum Co. (ADR)......................        66,008       9,562,909
Exxon Corp.......................................       336,300      19,925,775
Mobil Corp.......................................        87,500      12,239,062
Tosco Corp.......................................       404,800      13,206,600
                                                                  -------------
                                                                     71,673,346
                                                                  -------------
  TOTAL ENERGY...................................                    78,503,046
                                                                  -------------
FINANCE (12.9%)
BANKING (7.2%)
Banc One Corp....................................       179,900       7,780,675
Crestar Financial Corp...........................       160,900       6,114,200
Dime Bancorp, Inc................................       343,200       5,834,400
First Chicago NBD Corp...........................       231,700      13,728,225
Fleet Financial Group, Inc.......................       199,900      12,218,887
NationsBank Corp.................................       209,000      12,304,875
Washington Mutual, Inc...........................        63,900       3,550,444
                                                                  -------------
                                                                     61,531,706
                                                                  -------------

FINANCIAL SERVICES (1.0%)
Salomon, Inc.....................................       161,700       8,671,162
                                                                  -------------

INSURANCE (4.7%)
AMBAC, Inc.......................................       179,800      13,485,000
Marsh & McLennan Companies, Inc..................        66,900       8,814,075
Providian Corp...................................       300,800      18,010,400
                                                                  -------------
                                                                     40,309,475
                                                                  -------------
  TOTAL FINANCE..................................                   110,512,343
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
HEALTH CARE (11.0%)
HEALTH SERVICES (3.6%)
Columbia / HCA Healthcare Corp...................       192,850   $   7,063,131
Humana, Inc.+....................................       246,600       5,579,325
United Healthcare Corp...........................       325,700      18,402,050
                                                                  -------------
                                                                     31,044,506
                                                                  -------------
MEDICAL SUPPLIES (1.3%)
Bausch & Lomb, Inc...............................       288,200      11,600,050
                                                                  -------------

PHARMACEUTICALS (6.1%)
Alza Corp.+......................................       328,700       9,696,650
Bristol-Myers Squibb Co..........................        32,300       2,370,013
Forest Laboratories, Inc.+.......................       172,500       7,288,125
Schering-Plough Corp.............................       141,400      12,832,050
Warner-Lambert Co................................       200,100      20,160,075
                                                                  -------------
                                                                     52,346,913
                                                                  -------------
  TOTAL HEALTH CARE..............................                    94,991,469
                                                                  -------------
INDUSTRIAL PRODUCTS & SERVICES (8.5%)
BUILDING MATERIALS (0.5%)
Johns Manville Corp..............................       402,700       4,580,713
                                                                  -------------
COMMERCIAL SERVICES (0.9%)
ADT Ltd.+........................................       260,800       7,595,800
                                                                  -------------
DIVERSIFIED MANUFACTURING (3.9%)
AlliedSignal, Inc................................       194,200      14,904,850
Cooper Industries, Inc...........................       363,200      18,523,200
                                                                  -------------
                                                                     33,428,050
                                                                  -------------

ELECTRICAL EQUIPMENT (1.7%)
Anixter International, Inc.+.....................       493,600       8,391,200
Grainger (W.W.), Inc.............................        74,600       5,986,650
                                                                  -------------
                                                                     14,377,850
                                                                  -------------

POLLUTION CONTROL (1.5%)
Waste Management, Inc............................       403,800      12,820,650
                                                                  -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                    72,803,063
                                                                  -------------
TECHNOLOGY (15.1%)
AEROSPACE (2.9%)
Boeing Co........................................       165,000      17,366,250
Coltec Industries, Inc.+.........................       371,725       7,295,103
                                                                  -------------
                                                                     24,661,353
                                                                  -------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

COMPUTER SOFTWARE (0.5%)
Autodesk, Inc....................................       102,200   $   3,979,413
                                                                  -------------

COMPUTER SYSTEMS (4.4%)
EMC Corp./ Mass.+................................       378,300      15,084,713
International Business Machines Corp.............       137,200      11,867,800
Sun Microsystems, Inc.+..........................       325,300      10,511,256
                                                                  -------------
                                                                     37,463,769
                                                                  -------------

ELECTRONICS (3.8%)
Bay Networks, Inc.+..............................       427,000      10,461,500
Cisco Systems, Inc.+.............................        84,600       5,715,788
Perkin-Elmer Corp................................       112,800       8,572,800
Sensormatic Electronics Corp.....................       528,800       8,262,500
                                                                  -------------
                                                                     33,012,588
                                                                  -------------

INFORMATION PROCESSING (0.5%)
First Data Corp..................................       102,100       4,084,000
                                                                  -------------

SEMICONDUCTORS (1.1%)
Cypress Semiconductor Corp.+.....................       143,800       2,049,150
Texas Instruments, Inc...........................        87,600       7,873,050
                                                                  -------------
                                                                      9,922,200
                                                                  -------------

TELECOMMUNICATIONS-EQUIPMENT (1.9%)
General Instrument Corp.+........................       668,600      16,213,550
                                                                  -------------
  TOTAL TECHNOLOGY...............................                   129,336,873
                                                                  -------------
TRANSPORTATION (1.9%)
RAILROADS (1.9%)
CSX Corp.........................................       238,900      12,661,700
Union Pacific Corp...............................        60,400       4,092,100
                                                                  -------------
                                                                     16,753,800
                                                                  -------------
  TOTAL TRANSPORTATION...........................                    16,753,800
                                                                  -------------
UTILITIES (7.6%)
ELECTRIC (1.7%)
Dominion Resources, Inc..........................        93,900       3,251,288
Duke Power Co....................................       166,000       7,470,000
Northern States Power Co.........................        71,900       3,523,100
                                                                  -------------
                                                                     14,244,388
                                                                  -------------

TELEPHONE (5.9%)
Bell Atlantic Corp...............................       114,800       8,036,000
GTE Corp.........................................       192,600       8,367,507
MCI Communications Corp..........................       326,100      12,534,469

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
TELEPHONE (CONTINUED)
SBC Communications, Inc..........................       210,700   $  12,325,950
WorldCom, Inc.+..................................       313,200       9,298,125
                                                                  -------------
                                                                     50,562,051
                                                                  -------------
  TOTAL UTILITIES................................                    64,806,439
                                                                  -------------
  TOTAL COMMON STOCKS (COST $671,086,650)........                   833,695,059
                                                                  -------------

CONVERTIBLE PREFERRED STOCKS (0.4%)
HEALTH CARE (0.0%)#
PHARMACEUTICALS (0.0%)#
Gensia, Inc., $3.75 due 03/06/98 (144A)..........        20,000         300,000
                                                                  -------------
INDUSTRIAL PRODUCTS & SERVICES (0.4%)
BUILDING MATERIALS (0.4%)
Owens Corning LLC, 6.5% due 06/01/98 (144A)......        62,500       3,476,563
                                                                  -------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST
   $4,220,219)...................................                     3,776,563
                                                                  -------------
                                                    PRINCIPAL
                                                      AMOUNT
                                                   ------------
CONVERTIBLE BONDS (0.5%)
FINANCE (0.5%)
FINANCIAL SERVICES (0.5%)
Berkshire Hathaway, Inc., Senior Exchangeable
  Notes; 1.00% due 12/02/01. Exchangeable for
  shares of Salomon, Inc. Common Stock, 0.% due
  01/00/00 (cost $3,567,926).....................  $  3,800,000       3,809,500
                                                                  -------------

SHORT-TERM INVESTMENTS (2.2%)
REPURCHASE AGREEMENT (2.1%)
State Street Bank and Trust Company Repurchase
  Agreement, dated 05/30/97, due 06/02/97,
  proceeds $17,758,091 (collateralized by
  $17,635,000 U.S. Treasury Note, 6.25%, due
  05/31/00, valued at $18,110,140) (cost
  $17,750,000)...................................    17,750,000      17,750,000
                                                                  -------------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
U.S. TREASURY OBLIGATIONS (0.1%)
U.S. Treasury Bill 4.82% due 08/28/97............  $    800,000   $     790,380
                                                                  -------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $18,539,880)..................................                    18,540,380
                                                                  -------------
TOTAL INVESTMENTS (COST $697,414,675) (100.1%).................
                                                                    859,821,502
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)..................
                                                                       (561,285)
                                                                  -------------
NET ASSETS (100.0%)............................................   $ 859,260,217
                                                                  -------------
                                                                  -------------

------------------------------

+ Non-income producing security.
# Less than 0.1%
Note: Based on the cost of securities of $699,744,049 for Federal Income Tax purposes at May 31, 1997, the aggregate gross unrealized appreciation and depreciation was $167,338,153 and $7,260,700, respectively, resulting in net unrealized appreciation of $160,077,453.
(ADR) -- Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a foreign holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. 144A -- Securities restricted for resale to Qualified Institutional Buyers.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $697,414,675 )          $859,821,502
Cash                                                        223
Receivable for Investments Sold                       8,977,383
Dividends Receivable                                  1,666,540
Interest Receivable                                      24,288
Prepaid Trustees' Fees                                    3,993
Prepaid Expenses and Other Assets                         2,246
                                                   ------------
    Total Assets                                    870,496,175
                                                   ------------

LIABILITIES
Payable for Investments Purchased                    10,856,218
Advisory Fee Payable                                    284,337
Custody Fee Payable                                      40,576
Administrative Services Fee Payable                      22,217
Administration Fee Payable                                2,394
Fund Services Fee Payable                                 1,599
Accrued Expenses                                         28,617
                                                   ------------
    Total Liabilities                                11,235,958
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $859,260,217
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $147,501 )                                                  $ 13,099,028
Interest Income                                                     1,501,885
                                                                 ------------
    Investment Income                                              14,600,913

EXPENSES
Advisory Fee                                       $ 3,049,388
Administrative Services Fee                            232,617
Custodian Fees and Expenses                            173,517
Professional Fees and Expenses                          51,169
Administration Fee                                      31,211
Fund Services Fee                                       26,486
Trustees' Fees and Expenses                             12,849
Miscellaneous                                            9,548
                                                   -----------
    Total Expenses                                                  3,586,785
                                                                 ------------
NET INVESTMENT INCOME                                              11,014,128

NET REALIZED GAIN ON INVESTMENTS (including
  $1,616,380 net realized gain from futures
  contracts)                                                      114,253,160

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                      54,102,181
                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $179,369,469
                                                                 ------------
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1997     MAY 31, 1996
                                                   --------------   --------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $   11,014,128   $   15,066,796
Net Realized Gain on Investments                      114,253,160       78,377,073
Net Change in Unrealized Appreciation of
  Investments                                          54,102,181       63,227,280
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                      179,369,469      156,671,149
                                                   --------------   --------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         205,179,647      222,740,564
Withdrawals                                          (244,500,948)    (262,953,448)
                                                   --------------   --------------
    Net Decrease from Investors' Transactions         (39,321,301)     (40,212,884)
                                                   --------------   --------------
    Total Increase in Net Assets                      140,048,168      116,458,265

NET ASSETS
Beginning of Fiscal Year                              719,212,049      602,753,784
                                                   --------------   --------------
End of Fiscal Year                                 $  859,260,217   $  719,212,049
                                                   --------------   --------------
                                                   --------------   --------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                  FOR THE PERIOD
                                                         FOR THE FISCAL            JULY 19, 1993
                                                       YEAR ENDED MAY 31,        (COMMENCEMENT OF
                                                   ---------------------------    OPERATIONS) TO
                                                    1997      1996      1995       MAY 31, 1994
                                                   -------   -------   -------   -----------------

RATIOS TO AVERAGE NET ASSETS
  Expenses                                            0.47%     0.46%     0.51%           0.53%(a)
  Net Investment Income                               1.44%     2.20%     2.12%           1.79%(a)
Portfolio Turnover                                   98.97%    84.55%    71.00%          76.00%+
Average Broker Commissions                          0.0506        --        --              --

------------------------
(a) Annualized.

+ Portfolio turnover is for the twelve month period ended May 31, 1994, and includes the portfolio activity of the Portfolio's predecessor entity, The Pierpont Equity Fund, for the period June 1, 1993 to July 18, 1993.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio commenced operations on July 19, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $209,477,219 on that date from The Pierpont Equity Fund in exchange for a beneficial interest in the Portfolio. At that date, net unrealized appreciation of $12,039,552 was included in the contributed securities. On October 31, 1993, the Portfolio received a contribution of securities and certain assets and liabilities, with a market value and cost of $128,337,342 from the JPM North America Fund, Ltd., in exchange for a beneficial interest in the Portfolio. The Portfolio's investment objective is to provide a high total return from a portfolio of selected equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. Prior to May 12, 1997, the Portfolio's name was The Selected U.S. Equity Portfolio.

The preparation of financial statements prepared in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a)The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

    b)Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place will be fixed when the Portfolio enters into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------
      interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At May 31, 1997, the Portfolio had no open futures contracts.

    c)Securities transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    d)The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

    e)The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

2. TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.40% of the Portfolio's average daily net assets. For the fiscal year ended May 31, 1997, this fee amounted to $3,049,388.

    b)The Portfolio had retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as administrator and exclusive placement agent. Under an Administration Agreement, Signature provided administrative services necessary for the operations of the Portfolio, furnished office space and facilities required for conducting the business of the Portfolio and paid the compensation of the Portfolio's officers affiliated with Signature. The agreement provided for a fee to be paid to Signature equal to the Portfolio's proportionate share of a complex-wide charge based on the following annual schedule: 0.03% on the first $7 billion of the aggregate average daily net assets of the Portfolio and the other portfolios (the "Master Portfolios") in which The JPM Pierpont Funds, The JPM Institutional Funds or The JPM Advisor Funds invest and 0.01% on the aggregate average daily net assets of the Master Portfolios in excess of $7 billion. The portion of this charge paid by the Portfolio was determined by the proportionate share its net assets bore to the total net assets of The JPM Pierpont Funds, The JPM

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------
      Institutional Funds, The JPM Advisor Funds and the Master Portfolios. For the period from June 1, 1996 to July 31, 1996, Signature's fee for these services amounted to $14,675. The Administrative Agreement with Signature was terminated July 31, 1996.

      Effective August 1, 1996, certain administrative functions formerly provided by Signature are provided by Funds Distributor, Inc. ("FDI"), a registered broker-dealer, and by Morgan. FDI also serves as the Portfolio's exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds, the Master Portfolios, JPM Series Trust and JPM Series Trust II. For the period from August 1, 1996 to May 31, 1997, the fee for these services amounted to $16,536.

      On November 15, 1996, The JPM Advisor Funds terminated operations and were liquidated. Subsequent to that date, the net assets of The JPM Advisor Funds were no longer included in the calculation of the allocation of FDI's fees.

    c)The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. Until July 31, 1996 this charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge paid by the Portfolio was determined by the proportionate share its net assets bore to the net assets of the Master Portfolios and investors in the Master Portfolios for which Morgan provided similar services. For the period from June 1, 1996 to July 31,1996, the fee for these services amounted to $28,287.

      Effective August 1, 1996, the Services Agreement was amended such that the annual complex-wide charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge paid by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, The JPM Pierpont Funds, The JPM Institutional Funds, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the period from August 1, 1996 to May 31, 1997, the fee for these services amounted to $204,330.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $26,486 for the fiscal year ended May 31, 1997.

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1997
--------------------------------------------------------------------------------

    e)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $5,400.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 1997 were as follows:

    COST OF         PROCEEDS
   PURCHASES       FROM SALES
---------------  ---------------
$   731,737,851  $   751,052,069

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The U.S. Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The U.S. Equity Portfolio (the "Portfolio") at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended and for the period July 19, 1993 (commencement of operations) through May 31, 1994, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
July 21, 1997

JPM PIERPONT PRIME MONEY MARKET FUND
JPM PIERPONT TAX EXEMPT MONEY MARKET FUND
JPM PIERPONT FEDERAL MONEY MARKET FUND
JPM PIERPONT SHORT TERM BOND FUND
JPM PIERPONT BOND FUND
JPM PIERPONT TAX EXEMPT BOND FUND
JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND
JPM PIERPONT SHARES: CALIFORNIA BOND FUND
JPM PIERPONT EMERGING MARKETS DEBT FUND
JPM PIERPONT DIVERSIFIED FUND
JPM PIERPONT U.S. EQUITY FUND
JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND
JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND
JPM PIERPONT U.S. SMALL COMPANY FUND
JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND
JPM PIERPONT INTERNATIONAL EQUITY FUND
JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND
JPM PIERPONT EMERGING MARKETS EQUITY FUND
JPM PIERPONT EUROPEAN EQUITY FUND
JPM PIERPONT JAPAN EQUITY FUND
JPM PIERPONT ASIA GROWTH FUND

FOR MORE INFORMATION ON HOW THE JPM PIERPONT FAMILY OF FUNDS CAN HELP YOU PLAN FOR YOUR FUTURE, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.

The
JPM Pierpont
U.S. Equity Fund

ANNUAL REPORT
MAY 31, 1997